UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

[  ] Preliminary Information Statement

[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

The Virtual Learning Company, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Titled of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration No:

(3) Filing Party:

(4) Date Filed:

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

The Virtual Learning Company

314 South Main Street

Forked River, New Jersey 08731 (609) 693-8881

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

To our stockholders:

On February 3, 2017, our Board of Directors acted by written consent in lieu of a meeting, to adopt and approve an amendment to our Articles of Incorporation to change the name of the corporation to “Dream Homes & Development Corporation” or a similar name, pending availability.

Our Board of Directors fixed February 2, 2017 as the record date for determining the holders of common stock entitled to notice and receipt of this Information Statement.

The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder

We will file, with the Nevada Secretary of State, Articles of Amendment to our of Articles of Incorporation to effectuate the change of the corporate name.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS

AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER
DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY A

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The earliest date on which the amendment to our Articles of Incorporation may be officially effected is March 7, 2017.

By Order of the Board of Directors:

/s/ Vincent Simonelli
President, Director

The date of this notice and the accompanying Information Statement is February 7, 2017.

The Virtual Learning Company

314 South Main Street

Forked River, New Jersey 08731

(609) 693-8881

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT

OF STOCKHOLDERS IN LIEU OF A MEETING

BACKGROUND

The Virtual Learning Company (“we,” “us” and the “Company”) is a Nevada corporation with our principal executive offices located at 314 South Main Street, Forked River, New Jersey 08731. Our telephone number is (609) 693-8881. This Information Statement is being sent at the direction of our Board of Directors (our “Board”) to inform you of action the holders of a majority of our outstanding shares of common stock have taken by written consent, in lieu of a special meeting.

On February 3, 2017, our Board unanimously adopted resolutions approving an amendment to our Articles of Incorporation to alter the name of the corporation to Dream Homes & Development Corporation (the “Amendment”).

On February 3, 2017, a majority of the holders of our common stock as of the Record Date acted by written consent, in lieu of a meeting, to approve the Amendment. The action by written consent will be effective when we file a certificate of amendment to our Articles of Incorporation with the Nevada Secretary of State.

As of the Record Date, our authorized capital stock consisted of 70,000,000 shares of common stock, par value $0.001 per share. As of the Record Date, there were 23,755,524 shares of common stock issued.

The above-referenced written consent was taken by the following stockholders (collectively, the “Majority Stockholders”), who held, as of the Record Date, 15,900,042 common shares, or approximately 66.93%, of our issued common stock:

Stockholder of Record	Shares of Common Stock Consenting	Total Percent
Vincent Simonelli(1)	7,050,000	30.35
Valvasone Trust	775,100	3.34
John Delladonna	1,160,000	4.99
General Property Investment, LLC	2,265,575	9.75
Valerie Jones(2)	150,000	0.64
Dream Homes Ltd (3)	4,462,367	19.21
Kathleen Dotoli(2)	37,000	0.16
Totals	15,900,042	68.46

(1)	Affiliate - Officer/Director and Beneficial Owner of more than 10% of the Company’s issued stock.

(2)	Affiliate - Director

(3)	Affiliate - Beneficial Owner of more than 10% of the Company’s issued stock.

We will file an amendment to our Articles of Incorporation with the Nevada Secretary of State, substantially in the form attached to this Information Statement as Appendix A

Our Board elected to seek approval of the Articles of Amendment through the written consent of the Majority Stockholders for the following reasons:

1.	In order to avoid the time, expense and management attention involved in convening a special meeting of stockholders and soliciting proxies.

2.	In order to assure that it has sufficient available common stock available for general corporate purposes including, without limitation, equity financings, acquisitions, conversion of debt, establishing strategic relationships with corporate partners, providing equity incentives to employees, stock splits or other recapitalizations.

All required corporate approvals for the Amendment have been obtained. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The Company is paying the costs of the preparation and distribution of this Information Statement.

CHANGE OF CORPORATION NAME

General.

On February 3, 2017, the Majority Stockholders voted in favor of an amendment to our Articles of Incorporation to change the name of the corporation to Dream Homes & Development Corporation. The vote of the Majority Stockholders was obtained by written consent, in lieu of a special meeting.

Consent Required.

Approval of the Amendment required the consent of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date, or at least 11,613,334 shares of our common stock. As of the Record Date, the Majority Stockholders owned an aggregate of 15,900,042 shares of common stock, representing approximately 66.93% of our issued and outstanding shares of common stock. The Majority Stockholders have given their written consent to the Amendment and accordingly, the requisite stockholder approval of the Amendment was obtained.

Amendment.

Our Board and the Majority Stockholders have voted to amend Article One of our Articles of Incorporation to change the name of the corporation. The text of the amendment to our Articles of Incorporation, substantially in the form attached to this Information Statement, is included as Appendix A.

Reasons for Change of Name.

The principal purpose for changing the name of the corporation is so that it will more accurately reflect our business purpose and the existing business activities of the company. We believe that shareholders are benefitted if the marketplace equates the name of the business to its core activities, especially if the company is successful in its business purpose. We selected the new name to evoke beneficial awareness in the minds of anyone hearing or reading the name, and therefore, more accurately relating the name to our business.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 31, 2017, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

IDENTITY OF PERSON OR GROUP	ACTUAL AMOUNT OF SHARES OWNED	ACTUAL PERCENT OF SHARES OWNED	COMMON
Vincent Simonelli (1)	7,050,000	30.35	X
John Delladonna	1,160,000	4.99	X
General Property Investment, LLC (1)	2,265,575	9.75	X
Dream Homes Ltd (1)	4,462,367	19.21	X
Roger Fidler	1,650,000	7.10	X
Athena Monahan	2,950,000	12.43	X
Valerie Jones(2)	150,000	0.64	X
Kathleen Dotoli(2)	37,000	0.16	X
Rich Pezzullo(2)	100,000	0.42	X
Officers and Directors as a Group (Four persons)	14,064,942	60.53

Beneficial Ownership of Securities: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through any means including the exercise of any option, warrant or conversion of a security.

(1) Entity is either controlled or owned by Vincent Simonelli.

DISSENTERS’ RIGHTS

Pursuant to Article 13, Paragraph 17-16-1302 of the Nevada Business Corporation Act, there are no dissenters’ rights with regard to this type of transaction.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports and other information with the U.S. Securities and Exchange Commission (“SEC”). You may obtain such SEC filings from the SEC’s website at www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements representing our expectations or beliefs regarding our company. These forward-looking statements involve risks and uncertainties that the anticipated filing and effectiveness of the Amendment may not occur.

COMPANY CONTACT INFORMATION

All inquiries regarding the Company and the matters described in this Information Statement should be addressed to Vincent Simonelli, President, at our principal executive offices:

The Virtual Learning Company

314 South Main Street

Forked River, New Jersey 08731

(609) 693-8881

FURTHER INFORMATION REQUIRED IN 14C INFORMATION STATEMENT

ITEM 2. Statement That Proxies Are Not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3. Interest of Certain Persons in or Opposition to Matters to be Acted Upon.

Not Applicable.

ITEM 4. Proposals by Security Holders

No proposals in opposition to this proposal have been received by the Company. A shareholder who wishes to submit a proposal to the Company for consideration at the next annual meeting and wishes that the proposal be included in any proxy materials to be issued by the Company must submit the proposal to the Company’s Board of Directors on or before June 1, 2017. If the proposal is not received by June 1, 2017, such proposal shall be considered untimely and will not be accepted by the Board of Directors for presentation to the Shareholders.

ITEM 5. Delivery of Documents to Security Holders Sharing an Address.

Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE VIRTUAL LEARNING COMPANY, INC.
(Registrant)

By:	/s/ Vincent Simonelli
Vincent Simonelli, President

Dated: February 22, 2017

MATERIAL INCORPORATED BY REFERENCE:

Annual Report on Form 10K, filed May 11, 2016, for the period ending December 31, 2015, and

Form 10Q for the quarterly period ending September 30, 2016, filed on November 14, 2016.

Exhibit A

Proposed Amendment to the Articles of Incorporation

CERTIFICATE OF AMENDMENT PURSUANT TO NRS 78.209 OF

ARTICLES OF INCORPORATION OF

THE VIRTUAL LEARNING COMPANY, INC

The undersigned, being the President and Secretary of The Virtual Learning Company, Inc., a corporation organized and existing under the laws of the State of Nevada, does hereby certify:

That by a vote of the shareholders, effective February 3, 2017, a majority of the shareholders approved an amendment to the Articles of Incorporation as follows:

Article I of the existing Articles of Incorporation is amended to read as follows:

The name of the corporation is Dream Homes & Development Corporation

THE VIRTUAL LEARNING COMPANY, INC.

By:
Vincent Simonelli, President

By:
Valorie Jones, Secretary